                                                              Exhibit 99.1


                                   RESTATED

                                    BYLAWS

                                      OF

                      J.B. HUNT TRANSPORT SERVICES, INC.

                               JANUARY 23, 1997



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                              TABLE OF CONTENTS

                                                                       Page
                                                                       ----
ARTICLE I - SHAREHOLDERS
     1.1  Place of Shareholders Meetings...............................   1
     1.2  Annual Meeting...............................................   1
     1.3  Special Meetings.............................................   1
     1.4  Notice of Meeting............................................   1
     1.5  Quorum and Voting Requirements...............................   2
     1.6  Adjournment..................................................   2
     1.7  Closing Transfer Books and Fixing Record Date................   2
     1.8  Action Without Meeting.......................................   2

ARTICLE II - BOARD OF DIRECTORS
     2.1  Number, Term and Qualifications..............................   3
     2.2  General and Special Powers...................................   3
     2.3  Annual and Regular Meeting...................................   3
     2.4  Special Meeting..............................................   3
     2.5  Notice of Special Meeting....................................   3
     2.6  Informal Action of the Board of Directors....................   4
     2.7  Removal of Directors and Vacancies...........................   4
     2.8  Quorum and Voting............................................   4

ARTICLE III - EXECUTIVE AND OTHER COMMITTEES
     3.1  Creation of Executive and Other Committees...................   4
     3.2  Limitations on Actions and Effect Thereof....................   4
     3.3  Action by Executive Committee................................   5

ARTICLE IV - OFFICERS
     4.1  Positions Authorized.........................................   5
     4.2  Method of Selection..........................................   5
     4.3  Removal of Officers..........................................   5
     4.4  Salaries.....................................................   5
     4.5  Surety Bonds.................................................   6
     4.6  Chairman of the Board........................................   6
     4.7  President....................................................   6
     4.8  Vice Presidents..............................................   6
     4.9  Secretary....................................................   6
     4.10 Assistant Secretary..........................................   7
     4.11 Assistant to the Secretary...................................   7
     4.12 Treasurer....................................................   7
     4.13 Assistant Treasurer..........................................   8
     4.14 Assistant to the Treasurer...................................   8


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ARTICLE V - INDEMNIFICATION OF OFFICERS AND DIRECTORS
     5.1  Indemnification..............................................   8
     5.2  Further Indemnification......................................  10
     5.3  Procedure....................................................  10

ARTICLE VI - CAPITAL STOCK
     6.1  Certificates of Shares.......................................  10
     6.2  Lost Certificates............................................  10
     6.3  Transfer of Shares...........................................  11

ARTICLE VII - PREEMPTIVE RIGHTS
     7.1  Status of Preemptive Rights of Shareholders..................  11

ARTICLE VIII - CORPORATE SEAL
     8.1  Corporation to Use Seal......................................  11
     8.2  Use of Seal..................................................  11

ARTICLE IX - MISCELLANEOUS PROVISIONS
     9.1  Checks, Drafts, Notes........................................  11
     9.2  Notice and Waiver of Notice..................................  11

ARTICLE X - METHOD OF AMENDING BYLAWS
     10.1 Amendment....................................................  12

CERTIFICATE OF ADOPTION................................................  12

                                   RESTATED
                                    BYLAWS
                                      OF
                      J.B. HUNT TRANSPORT SERVICES, INC.
                               JANUARY 23, 1997

                           ARTICLE I - SHAREHOLDERS

     1.1 PLACE OF SHAREHOLDERS MEETINGS. All meetings of the shareholders shall be held at the principal office of the Corporation located at Lowell, Arkansas unless the Board of Directors by resolution shall designate for the purposes of such meeting that it be held at some other place, either within or without this State and include in the notice of such meeting a designation of such place of the meeting. A shareholders meeting called by any person or group other than the Board of Directors shall be held only at the principal office of the Corporation.

     1.2 ANNUAL MEETING. A meeting of the shareholders shall be held each year at such location and on such date and time as is designated by the Board of Directors in the notice of such meeting for the purposes of receiving reports on operation of the corporation, election of members of the Board of Directors and transacting such other business as may properly come before it. If a quorum is not present at such meeting or the same has not been properly convened, the Board of Directors or the Executive Committee may designate a subsequent date to hold such annual meeting, if the same be not adjourned as otherwise authorized in these bylaws. If additional matters are to be considered at such annual meeting, the meeting for those purposes shall be deemed to be a special meeting and notice accordingly given.

     1.3 SPECIAL MEETINGS. A special meeting of the shareholders may be called by the Chairman of the Board, the President, the Secretary, the Board of Directors or by the holders of not less than one-third (1/3) of all the shares entitled to vote at the meeting.

     1.4 NOTICE OF MEETING. Prior to any meeting of the shareholders, a written or printed notice stating the place, day and hour of the meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called, shall be delivered, either personally or by mail, by or at the direction of the Chairman of the Board, the President, the Secretary, the Board of Directors or by the shareholder or shareholders calling the meeting, to each shareholder of record entitled to vote at such meeting. Such notice shall be given no less than sixty (60) days nor more than seventy-five (75) days before the date of the meeting if a proposal to increase the authorized capital stock or bonded indebtedness is to be submitted at such meeting and in all other cases not less than ten (10) nor more than fifty (50) days before the date of the meeting. If such notice is mailed, such notice shall be deemed to be delivered when deposited in the United Stated mail addressed to the shareholder at his address as it appears on the books of the Corporation with postage thereon prepaid. Any shareholder may waive notice of any meeting by execution of a written waiver and consent to such meeting and shall be deemed to have done so by attendance at any shareholders meeting without raising an objection to any defect of notice to such shareholder.

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     1.5  QUORUM AND VOTING REQUIREMENTS.  A majority of the shares entitled to vote, represented in person or by proxy, at a meeting duly convened, shall constitute a quorum for the purposes of conducting the business of the Corporation at any shareholders meeting. The shareholders present at a duly convened meeting can continue to do business until adjournment notwithstanding the withdrawal of enough shareholders to leave less than a quorum. The affirmative vote of the majority of the shares represented at a meeting and entitled to vote on the subject matter shall be the act of the shareholders unless the vote of a greater number or voting by classes is required by law with respect to such matter. Unless otherwise provided in the Articles of Incorporation, or an amendment thereof, every shareholder or record shall be entitled, at each meeting of the shareholders and upon each proposal presented at such meeting, to one (1) vote for each share of stock standing in his name on the books of the Corporation.

     1.6 ADJOURNMENT. In the absence of a quorum at the opening of any meeting of the shareholders, or at the opening of any meeting at which a quorum is present, the meeting may be adjourned by the vote of a majority of the shares entitled to vote at the meeting which are represented at the meeting by the shareholders thereof in person or by proxy. Any adjourned meeting may be re-adjourned in a like manner. When any one adjournment is for thirty (30) days or more, not less than a fifteen (15) day notice of the adjourned meeting shall be given by mailing as provided in Section 1.4 hereof. When any one adjournment is less than thirty (30) days, it shall not be necessary to give notice thereof other than by announcement at the meeting which the adjournment is taken.

     1.7 CLOSING TRANSFER BOOKS AND FIXING RECORD DATE. For the purpose of determining shareholders entitled to notice of or a right to vote at any meeting of shareholders or any adjournment thereof, entitled to receive payment of any dividend, or in order to make a determination of shareholders for any proper purpose, the Board of Directors of the Corporation may provide that the stock transfer books shall be closed for a stated period not to exceed sixty-five (65) days. If the stock transfer books are closed for the purpose of determining shareholders entitled to notice of a right to vote at a meeting of shareholders, such books shall be closed for at least ten (10) days immediately preceding such meeting. In lieu of closing the stock transfer books, the Board of Directors may fix in advance a date as the record date for such determination of shareholders, such date in any case to be not more than sixty-five (65) days, and in case of a meeting requiring such determination of shareholders, not less than ten (10) days prior to the date on which the particular action, requiring such determination of shareholders, is to be taken. When a determination of shareholders entitled to vote at any meeting has been made as provided in this Section, such determination shall apply to any adjournment thereof.

     1.8 ACTION WITHOUT MEETING. Any action required by law to be taken at a meeting of shareholders, or any action which may be taken at a meeting of the shareholders, may be taken without a meeting of a consent in writing, setting forth the action so taken, shall be signed by all of the shareholders entitled to vote with respect to the subject matter thereof, which shall have the same force and effect as a unanimous vote of the shareholders and may be stated as such in any articles or documents filed pursuant to law.

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                        ARTICLE II - BOARD OF DIRECTORS

     2.1 NUMBER, TERM AND QUALIFICATIONS. The number of directors which shall constitute the whole board shall be not less than three (3) and not more than twelve (12), and shall be determined by the Board of Directors. Only persons who shall accept such position and agree to perform the duties incumbent upon them as provided by these Bylaws and the laws of this State, who need not be shareholders of the Corporation, shall serve as directors. No person shall serve as a director unless he shall have attained a majority under the laws of this State. A director shall serve for a term to expire at the next Annual Meeting of shareholders and until his successor shall have been elected and qualified.

     2.2 GENERAL AND SPECIAL POWERS. The business and affairs of the Corporation shall be managed by the Board of Directors. The Directors shall be authorized jointly to take any and all action and to exercise any power not reserved to the shareholders, on behalf of the Corporation which the Corporation is authorized or empowered to do, which is not otherwise expressly prohibited by the Articles of Incorporation or the Bylaws of the Corporation or the laws of this State.

     2.3 ANNUAL AND REGULAR MEETING. The Board of Directors shall meet annually immediately following the Annual Shareholders Meeting for the purpose of electing officers of the Corporation and transacting other general business affairs of the Corporation related thereto. The Annual Board Meeting shall be deemed to be a Regular Board Meeting. In addition to the Annual Board Meeting, the Board of Directors shall hold regular meeting at such time(s) and place(s) as it may designate from time to time. Neither the business to be transacted at, nor the purpose of, any regular meeting of the Board of Directors need to be specified in any notice in the event a notice is given of a regular meeting, unless such is otherwise expressly provided for these Bylaws, the Articles of Incorporation of the Corporation or the laws of this State.

     2.4 SPECIAL MEETING. A special meeting of the Board of Directors may be held at any time or place upon written call thereof by the Chairman of the Board, President, Secretary or a majority of the Board of Director members. Notice of any special meeting of the Board of Directors shall be given as provided hereinafter.

     2.5 NOTICE OF SPECIAL MEETING. Written or telegraphic notice of special meetings of the Board of Directors shall be given to each director, provided, that if written notice shall be given, then such written notice shall be given to each director at least three (3) days before the date of the meeting, or if telegraphic notice is given, then such telegraphic notice shall be given at least two (2) days before the date of the meeting. The business to be transacted at, or the purpose of any meeting of the Board of Directors shall be specified in the notice of such meeting. All notices to directors shall be in writing, and delivered personally or mailed to the directors at their addresses appearing on the books of the Corporation. Notice by mail shall be deemed to be given at the time when same shall be mailed. Notice to directors given by telegram shall be defined to be given at the time it is delivered to the sending telegraph office for transmittal. Any director shall conclusively be deemed to have received proper notice of any Board meeting by his attendance thereat without raising any objections to any defect of notice to such director at such meeting.

     2.6 INFORMATION ACTION OF THE BOARD OF DIRECTORS. Action taken by a majority of the Board of Directors without a meeting shall be valid with respect to any corporate matter as the action of the Board of Directors if, either before or after such action is taken, all members of the Board of Directors sign and file with the Secretary of the Corporation for inclusion in the minute book, a memorandum showing the nature of the action taken and their written consent to the Board acting informally with respect to such matter, and such written consent shall show whether or not such director approves the action to be taken by the Board so that the Secretary shall note in the minutes of the Corporation the names of those directors approving the action of the Board and the names of those opposing it.

     2.7 REMOVAL OF DIRECTORS AND VACANCIES. Directors may be removed from office only by vote of the shareholders at a meeting called expressly for that purpose and then only in conformity with applicable provisions of law. A vacancy on the Board of Directors shall exist when a director dies or resigns or is removed by the shareholders or by virtue of newly created directorship(s) resulting from any increase in the specified number of directors. Any vacancy (other than a vacancy occurring through shareholders' action in removing a director which shall be filled by vote of the shareholders occurring in the Board of Directors) may be filled by the affirmative vote of a majority of the remaining directors through less than a quorum of the Board. Directors so chosen shall hold office until the next Annual Meeting of Shareholders and until their successors are duly elected and qualified.

     2.8 QUORUM AND VOTING. A majority of the total number of Directors shall constitute a quorum for the transaction of business. The act of a majority of the directors present at any meeting at which a quorum is present shall be the act of the Board of Directors.

                 ARTICLE III - EXECUTIVE AND OTHER COMMITTEES

     3.1 CREATION OF EXECUTIVE AND OTHER COMMITTEES. The Board of Directors may create from its membership, an Executive Committee to consist of not less than three (3) directors which shall be authorized to exercise all authority of the Board of Directors in the intervals between the meetings of the Board of Directors with respect to the business affairs of the Corporation. Such Executive Committee shall be subject to the control and direction of the Board of Directors and shall serve at the pleasure of the Board of Directors. The Board of Directors may otherwise create such additional committees with general or limited authority as designated from time to time by the Board, which shall likewise serve as the pleasure of the Board.

     3.2 LIMITATIONS ON ACTIONS AND EFFECT THEREOF. The Executive Committee shall not be authorized to take any action other than ordinary business affairs of the Corporation and may not be authorized to conduct any action specifically prohibited by applicable laws of this State. Otherwise, an act or authorization by the Executive Committee within the authority lawfully delegated to it shall be the act or authorization of the Board of Directors for all legal purposes, provided, however, that such action shall not operate to relieve the Board of Directors of any responsibility imposed upon it by law.

     3.3 ACTION BY EXECUTIVE COMMITTEE. The Executive Committee may act by a majority of its members at a meeting or informally without a meeting provided all members consent to such informal action.

                             ARTICLE IV - OFFICERS

     4.1 POSITIONS AUTHORIZED. The officers of the Corporation shall consist of a Chairman of the Board, if one be chosen and designated to act by the Board of Directors, a President (who shall be a member of the Board), one or more Vice Presidents (with such additional designates of title, if any, and duties as provided by resolution of the Board), a Secretary, a Treasurer and one or more Assistant Secretaries and Assistant Treasurers and such further officers as the Board of Directors or the Executive Committee may from time to time designate. Any two or more offices may be held by the same person, except the offices of President and Secretary or Assistant Secretary, provided, however, in case the Corporation has only one shareholder, any two or more offices may be held by the same person, so long as the Corporation shall have only one shareholder. The Board may designate a general counsel but such person or firm shall not be deemed to be an officer of the Corporation.

     4.2 METHOD OF SELECTION. The Chairman of the Board (if one be chosen and designated to act), President, Vice President, Secretary and Treasurer shall be elected annually by a majority vote of the Board of Directors present at a duly convened Annual Meeting of the Board of Directors or at any meeting duly convened thereafter who shall serve until the next Annual Meeting of the Board of Directors or until each such officer's successor shall be elected and qualified. Any other officer, assistant officer or agent of the Corporation may be elected, appointed or otherwise chosen in such manner as deemed appropriate, from time to time, by the Board of Directors or Executive Committee. The Board of Directors may, from time to time, prescribe the duties incumbent upon any officer by resolution provided the same is not inconsistent with these Bylaws.

     4.3 REMOVAL OF OFFICERS. Any officer may be removed by the Board of Directors whenever in its judgment the best interests of the Corporation will be served thereby, but such removal shall be without prejudice to the contract rights, if any, of such person so removed. Election or appointment of an officer or agent shall not of itself create any contractual rights. A majority vote of the entire Board of Directors shall be necessary to remove any officer of the Corporation holding the position of Chairman of the Board, President, Secretary, or Treasurer, but any other officer may be removed by a majority vote of the members of the Board of Directors present at any duly convened meeting or by action of the Executive Committee.

     4.4  SALARIES.    The salaries of the officers of the Corporation shall be
fixed from time to time by the Board of Directors. No officer shall be prevented from receiving such salary by reason of the fact that he is also a director of the Corporation. Any payments made any officer of the Corporation such as salary, commission, bonus, interest, or rent, or entertainment expense incurred by him, which shall be disallowed in whole or in part as a deductible expense by the Internal Revenue Service, shall be reimbursed by such officer to the Corporation to the full extent of such disallowance. It shall be the duty of the Board of Directors to enforce payment of each amount disallowed. In lieu of payment by the officer, subject to the determination of the Board of Directors, proportionate amounts may be withheld from future compensation payments due such officer until any amount owed to the Corporation by such office has been recovered.

     4.5 SURETY BONDS. In case the Board of Directors shall so require, any officer or agent of the Corporation shall execute to the Corporation a bond in such sum and with such surety or sureties as the Board of Directors may direct, conditioned upon the faithful discharge of his duties.

     4.6 CHAIRMAN OF THE BOARD. The Chairman of the Board, if one be chosen and designated to act, shall be the Chief Executive Officer of the Corporation and shall preside at all meetings of the Board of Directors, Executive Committee and shareholders.

     4.7 PRESIDENT. The President, subject to the superior authority of the Chairman of the Board if one be chosen and designated to act, and subject to the direction of the Board of Directors, shall have general charge of the business, affairs, and property of the Corporation, and general supervision over its officers and agents. In the absence of the Chairman of the Board, he shall preside at meetings of the Board of Directors, Executive Committee and shareholders, and he shall see that all orders and resolutions of the Board of Directors and the Executive Committee are carried into effect. He may sign, with any other officer thereunto duly authorized, certificates of shares of the Corporation, the issuance of which shall have been duly authorized, and may sign and execute in the name of the Corporation, deeds, mortgages, bonds, contracts, agreements and other instruments duly authorized by the Board of Directors, except in cases where the signing and execution thereof shall be expressly delegated by the Board of Directors, to some other officer or agent. From time to time he shall report to the Chairman of the Board if one be chosen and designated to act, and to the Executive Committee all matters within his knowledge which the interests of the Corporation may require to be brought to their attention. He shall also perform such other duties as are given to him by these Bylaws or as from time to time may be assigned to him by the Board of Directors, or by the Chairman of the Board if one be chosen and designated to act.

     4.8 VICE PRESIDENTS. Each of the Vice Presidents shall have such powers and do and perform such acts as from time to time may be designated or required by the Board of Directors, the Executive Committee, the Chairman of the Board or the President acting under such titles as may be designated to each of them by the Board of Directors or the Executive Committee and may, in the absence of the President, take any action otherwise authorized to be performed by the President.

     4.9  SECRETARY.  The Secretary shall:

          (a) Record all the proceedings of the meetings of the shareholders, Board of Directors and Executive Committee in a book or books to be kept for the purpose;

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          (b)  Cause all notices to be duly given in accordance with the provisions of these Bylaws and as required by law;

          (c) Whenever any committee shall be appointed in pursuance of a resolution of the Board of Directors, furnish the Chairman of such committee with a copy of such resolution;

          (d) Be custodian of the records and of the seal of the Corporation and cause such seal to be affixed to all instruments the execution of which on behalf of the Corporation under its seal shall have been duly authorized;

          (e) See that the lists, books, reports, statements, certificates, and other documents and records required by law and as requested by the Board of Directors are properly kept and filed;

          (f) Have charge of the stock books of the Corporation and cause the stock and transfer books to be kept in such manner as to show at any time the amount of shares of the Corporation issued and outstanding,
     the names alphabetically arranged, and the   addresses of the
     shareholders of record thereof, the number of shares held by each, and the date when each became such holder of record; and

          (g) In general, perform all duties incident to the office of Secretary and such other duties as are given to him by these Bylaws or as from time to time may be assigned to him by the Board of Directors, the Executive Committee, the Chairman of the Board, or the President.

     4.10 ASSISTANT SECRETARY. At the request of the Secretary or in his absence or disability, the Assistant Secretary shall have all the powers of and be subject to all restrictions upon the Secretary. The Assistant Secretary shall perform such other duties as from time to time may be assigned to him respectively by the Board of Directors, the Executive Committee, the Chairman of the Board, the President, or the Secretary.

     4.11 ASSISTANT TO THE SECRETARY. The secretary may, with the consent of the members of the Board of Directors, select an Assistant to the Secretary who shall be authorized to perform such duties of the Secretary as may, from time to time, be delegated to such person by the Secretary, but such person (if selected) shall not be deemed to be an officer of the Corporation.

     4.12  TREASURER.  The Treasurer shall:

          (a) Have charge of and supervision over and be responsible for the funds, securities, receipts and disbursements of the Corporation;

          (b) Cause the monies and other valuable effects of the Corporation to be deposited in the name and to the credit of the Corporation in such banks or trust

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

      companies or with such bankers or other depositories as shall be selected by the Board of Directors, or to be otherwise dealt with in such manner as the Board of Directors may direct;

          (c) Cause the funds of the Corporation to be discharged by checks or drafts upon the authorized depositories of the Corporation, same to be drawn in the manner and by the officers as may be determined from time to time by the Board of Directors or the Executive Committee, and cause to be taken and preserved proper vouchers for all money disbursed;

          (d) Render to the Board of Directors, the Executive Committee, the Chairman of the Board or the President, whenever requested, a statement of the financial condition of the Corporation and of all his transactions as Treasurer.

          (e) Cause to be kept at the principal office of the Corporation correct books of account of all its business and transactions and exhibit such books to any director or other person authorized by the Board of Directors or by law to inspect the same upon application at such office during business hours; and,

          (f) In general, perform all duties incident to the office of Treasurer and such other duties as are given to him by these Bylaws or as from time to time may be assigned to him by the Board of Directors, the Executive Committee, the Chairman of the Board or the President.

     4.13 ASSISTANT TREASURER. At the request of the Treasurer or in his absence or disability, the Assistant Treasurer shall perform all duties of the Treasurer, and when so acting, shall have all powers of and be subject to all restrictions upon the Treasurer. The Assistant Treasurer shall perform such other duties as from time to time may be assigned to him by the Board of Directors, the Executive Committee, the Chairman of the Board, the President, or the Treasurer.

     4.14 ASSISTANT TO THE TREASURER. The Treasurer may, with the consent of the members of the Board of Directors, select an Assistant to the Treasurer who shall be authorized to perform such duties of the Secretary as may, from time to time, be delegated to such person by the Treasurer but such person (if selected) shall not be deemed to be an officer of the Corporation.

             ARTICLE V - INDEMNIFICATION OF OFFICERS AND DIRECTORS

     5.1  INDEMNIFICATION.

          (a) When authorized in accordance with Section 5.1(c) hereof, the Corporation shall indemnify any person who was or is a party or threatened to be made party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that such person is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director or officer, of another

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     corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding if such person acted in good faith and in a manner which such person reasonably believed to be in or not opposed to the best interest of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe such conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of NOLO CONTENDERE or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which such person reasonably believed to be in or not opposed to the best interest of the Corporation, nor, with respect to any criminal action or proceeding, that the person had reasonably cause to believe that such conduct was unlawful.

          (b) When authorized in accordance with Section 5.1(c) hereof, the Corporation shall indemnify any person who was or is a party or is
     threatened to be made a party to   any threatened, pending or completed
     action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that such person is or was a director or officer, of the Corporation, or is or was serving at the request of the Corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys' fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner which such person reasonably believed to be in or not opposed to the best interest of the Corporation; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of such person's duty to the Corporation unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper.

          (c) Any indemnification under Section 5.1(a) or (b) hereof (unless ordered by the court) shall be made by the Corporation only as authorized in a specific case upon a determination that indemnification of the director or officer is proper in the circumstances because such person has met the applicable standards of conduct set forth in Section 5.1(a) or (b) hereof. Such determination shall be made:

               1. By the Board of Directors, by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceedings, or

               2. If such a quorum is not obtainable, or, even if obtainable, if a quorum of disinterested directors so directs, by independent legal counsel in a written opinion; or

               3.  By the shareholders of the Corporation.


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

          (d) To the extent that such a director or officer has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Sections 5.1(a) or (b), or in defense of any claim, issue or matter therein, such person shall be indemnified by the Corporation against expenses (including attorneys' fees) actually and reasonable incurred by such person in connection therewith.

          (e) Expenses (including attorneys' fees) incurred in defending a civil or criminal action, suit or proceedings may be paid by the Corporation in advance of the final disposition of such action, suit or proceeding as authorized in the manner provided in Section 5.1(c) upon receipt of an undertaking by or on behalf of the director or officer to repay such amount unless it shall ultimately be determined that such person is entitled to be indemnified by the Corporation as authorized in this Section 5.1.

          (f) The indemnification provided by this Section 5.1 shall continue as to a person who has ceased to be a director or officer and shall insure to the benefit of the heirs, executors and administrators of such person.

          (g) The powers and duties of the Corporation to indemnify any person under this section shall apply with equal force whether an action, suit, or proceedings is threatened or commenced in the state of incorporation or outside the state.

     5.2 FURTHER INDEMNIFICATION. If now or hereafter the laws of this State shall so permit, any director or officer of the Corporation who is then serving or who has theretofore served in such capacity shall further be entitled to all additional indemnification or reimbursement from the Corporation to the full extent permitted by applicable laws, for his damages and so much of his expenses of defense, including attorneys' fees, which are actually incurred in the defense of any suit or action, criminal or civil, seeking to establish such officer's or director's liability arising out of his alleged dereliction of duty to the Corporation.

     5.3 PROCEDURE. Any officer or director seeking indemnification hereunder shall follow such prescribed procedures as the Board of Directors of the Corporation and applicable laws shall require.

                          ARTICLE VI - CAPITAL STOCK

     6.1 CERTIFICATES OF SHARES. The shares of the Corporation shall be represented by certificates, numbered and with the seal of the Corporation affixed (or a facsimile thereof), signed by the President or a Vice President and the Secretary or an Assistant Secretary. If such certificate is countersigned by a transfer agent or registered by a registrar, other than the Corporation itself or an employee of the Corporation, the signature of the Corporation's officers may be facsimiles.

     6.2 LOST CERTIFICATES. The Board of Directors may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the Corporation


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

alleged to have been lost or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of shares to be lost or destroyed. When authorizing such issue of a new certificate or certificates, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, prescribe such terms and conditions as it deems expedient and may require such indemnities as it deems adequate to protect the Corporation from and against any claim that may be made against it with respect to the certificate alleged to have been lost or destroyed.

     6.3 TRANSFER OF SHARES. The shares of the Corporation shall be transferable only upon its books by the holders thereof in person or by their duly authorized attorneys or legal representatives. Subject to valid transfer restrictions and to stop transfer orders directed in good faith by the Corporation to any transfer agent to prevent possible violations of Federal or state securities laws, rules or regulations, upon surrender to the Corporation of the old certificates by the delivery thereof to the person in charge of the stock and transfer books and ledgers, or to such other person as the directors may designate, the old certificates shall be canceled, and new certificates shall thereupon be issued. A record shall be made of each transfer. Transfers of shares shall be by appropriate endorsement as provided by applicable laws.

                        ARTICLE VII - PREEMPTIVE RIGHTS

     7.1 STATUS OF PREEMPTIVE RIGHTS OF SHAREHOLDERS. Shareholders of the Corporation shall not have any preemptive rights to subscribe for or purchase any of the Corporation's unissued or treasury shares.

                         ARTICLE VIII - CORPORATE SEAL

     8.1 CORPORATION TO USE SEAL. The Corporation shall have a seal bearing the name of the Corporation which shall be in the form affixed to the Certificate of Adoption of these Bylaws attached hereto.

     8.2 USE OF SEAL. The seal of the Corporation may be affixed to any official documents of the Corporation.

                     ARTICLE IX - MISCELLANEOUS PROVISIONS

     9.1 CHECKS, DRAFTS, NOTES. All checks, drafts or other orders for the payment of money, notes or other evidence of indebtedness issued in the name of the Corporation shall be signed by such officer or officers, agent or agents of the Corporation, and in such manner as shall, from time to time, be determined by resolution of the Board of Directors.

     9.2 NOTICE AND WAIVER OF NOTICE. Whenever any notice required by these Bylaws is to be given, personal notice is not meant unless expressly so stated; and any notice so required shall be deemed to be sufficient if given by depositing the same in a post office in a sealed, prepaid wrapper, addressed to the person entitled thereto at his last known address, and such notice shall be deemed to have been given on the day of such mailing. Any notice required to be given by


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

these Bylaws may be waived by the person entitled to receive notice of any meeting except as otherwise provided by law.

                     ARTICLE X - METHOD OF AMENDING BYLAWS

     10.1 AMENDMENT. The Board of Directors, by the affirmative vote of a majority of the authorized membership of the Board of Directors of the Corporation, may at any meeting, provided the substance of the proposed amendment shall have been stated in the notice of the meeting, amend or alter, repeal, or change any of these Bylaws without any action on the part of the shareholders.

                            CERTIFICATE OF ADOPTION

     The foregoing Bylaws of the Corporation have been adopted this 23rd day of January, 1997, by action of the Board of Directors of the Corporation pursuant to the laws of this State.

     IN TESTIMONY THEREOF, witness the hand of the undersigned as Secretary of the Corporation on such date.


                                       /s/    Johnelle Hunt
                                       ----------------------------------
                                              Johnelle Hunt
                                              Secretary


(SEAL)

APPROVED:



/s/    Wayne Garrison
----------------------------------
       Wayne Garrison
       Chairman


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